MFS VARIABLE INSURANCE TRUST II


                              MFS GROWTH PORTFOLIO


Pursuant  to  Section  9.2(b)  of  the Amended and Restated Declaration of Trust

dated August 12, 2003, as amended (the "Declaration"), of MFS Variable Insurance

Trust II, a business trust organized  under  the  laws  of  The  Commonwealth of

Massachusetts  (the  "Trust"),  the undersigned Trustees of the Trust,  being  a majority  of  the Trustees of the Trust,  do  hereby  certify  that  MFS  Growth

Portfolio, a series of the Trust, has been terminated.

IN WITNESS WHEREOF, a majority of the Trustees of the Trust have executed this amendment, in one or more counterparts, all constituting a single instrument, as an instrument under seal in The Commonwealth of Massachusetts, as of August 22, 2012 and further certify, as provided by the provisions of Section 9.3(c) of the Declaration, that this amendment was duly adopted by the undersigned in accordance with Section 9.3(a) of the Declaration.

ROBERT E. BUTLER
Robert E. Butler
c/o MFS Investment Management
addressStreet500 Boylston Street
placeCityBoston, StateMA PostalCode02116


MAUREEN R. GOLDFARB
Maureen R. Goldfarb
c/o MFS Investment Management
addressStreet500 Boylston Street
placeCityBoston, StateMA PostalCode02116


DAVID H. GUNNING
PersonNameDavid H. Gunning
c/o MFS Investment Management
addressStreet500 Boylston Street
placeCityBoston, StateMA PostalCode02116




WILLIAM R. GUTOW
William R. Gutow
c/o MFS Investment Management
addressStreet500 Boylston Street
placeCityBoston, StateMA PostalCode02116


MICHAEL HEGARTY
Michael Hegarty
c/o MFS Investment Management
addressStreet500 Boylston Street
placeCityBoston, StateMA PostalCode02116


JOHN P. KAVANAUGH
John P. Kavanaugh
c/o MFS Investment Management
addressStreet500 Boylston Street
placeCityBoston, StateMA PostalCode02116


ROBERT J. MANNING
Robert J. Manning
MFS Investment Management
addressStreet500 Boylston Street
placeCityBoston, StateMA PostalCode02116


J. DALE SHERRATT
J. Dale Sherratt
c/o MFS Investment Management
addressStreet500 Boylston Street
placeCityBoston, StateMA PostalCode02116


LAURIE J. THOMSEN
Laurie J. Thomsen
c/o MFS Investment Management
addressStreet500 Boylston Street
placeCityBoston, StateMA PostalCode02116


ROBERT W. UEK
Robert W. Uek
c/o MFS Investment Management
addressStreet500 Boylston Street
placeCityBoston, StateMA PostalCode02116